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             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

  Supplement dated October 31, 2002 to the Prospectus dated December 28, 2001

   The following information supplements, revises and supersedes, as applicable, the information contained in the Prospectus of the Trust.

   On October 15, 2002, the Trust's Board of Trustees approved the following:

    . Effective October 31, 2002, the termination of Kern Capital Management LLC ("Kern") as an investment adviser to Small Capitalization Growth Investments ("Small Cap Portfolio"). With the termination of Kern, the assets of the Small Cap Portfolio will be allocated as follows: Wall Street Associates, Inc. 33 1/3%, Westpeak Investment Advisors, L. P. 33 1/3% and Westfield Capital Management Company, Inc. 33 1/3%.

   TK 2088 12/01 S7